 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): September 10, 2019

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreements

On September 10, 2019, Amyris, Inc. (the “Company”) entered into separate credit agreements (the “Credit Agreements”) with each of Schottenfeld Opportunities Fund II, L.P., Phase Five Partners, LP and Koyote Trading, LLC (the “Investors”) to make available to the Company unsecured credit facilities in an aggregate principal amount of $12.5 million, which the Company borrowed in full on September 10, 2019 and issued to the Investors separate promissory notes in the aggregate principal amount of $12.5 million (the “Notes”). Each Note (i) accrues interest at a rate of 12% per annum from and including September 10, 2019, which interest is payable quarterly in arrears on each March 31, June 30, September 30 and December 31, beginning December 31, 2019, and (ii) matures on January 1, 2023 (the “Maturity Date”). The Company may at its option repay the amounts outstanding under the Notes before the Maturity Date, in whole or in part, at a price equal to 100% of the amount being repaid plus accrued and unpaid interest on such amount to the date of repayment. In addition, each Investor may pay the exercise price for any shares of the Company’s common stock (the “Common Stock”) issuable upon exercise of any warrant held by such Investor by surrendering to the Company all, or any portion, of such Investor’s Note and all or such portion of such Note, as applicable, will be cancelled in exchange for the payment of the exercise price for such shares of Common Stock. The Credit Agreements and the Notes contain customary terms, provisions, representations and warranties, including certain events of default after which the Notes may be due and payable immediately.

Warrants

In connection with the entry into the Credit Agreements, on September 10, 2019, the Company issued to the Investors warrants to purchase up to an aggregate of 3,205,128 shares of Common Stock (the “Warrant Shares”) at an exercise price of $3.90 per share, with an exercise term of two years from issuance (the “Warrants”). Pursuant to the terms of the Warrants, no Investor may exercise its Warrant to the extent that, after giving effect to such exercise, such Investor, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding after giving effect to such exercise. In addition, pursuant to the Warrants, the Company agreed to file a registration statement providing for the resale by the Investors of the Warrant Shares with the Securities and Exchange Commission within 60 days following the date of the issuance of the Warrants (the “Filing Deadline”) and to use commercially reasonable efforts to (i) cause such registration statement to become effective within 120 days following the date of the issuance of the Warrants (the “Effectiveness Deadline”) and (ii) keep such registration statement effective until the Investors no longer beneficially own any Warrant Shares or the Warrant Shares are eligible for resale under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without regard to volume limitations. If the Company fails to file the registration statement by the Filing Deadline or the registration statement is not declared effective by the Effectiveness Deadline, or the Company fails to maintain the effectiveness of the registration statement as required by the Warrants, then the exercise price of the Warrants will be reduced by 10%, and by an additional 5% if such failure continues for longer than 90 days, subject to an exercise price floor of $3.31 per share, provided that upon the cure by the Company of such failure, the exercise price of the Warrants will revert to $3.90 per share.

Standstill Agreement

In connection with the entry into the Credit Agreements and the issuance of the Warrants, on September 10, 2019, the Company and the Investors entered into a standstill agreement (the “Standstill Agreement”), pursuant to which the Investors agreed that, until the earliest to occur of (i) the Investors no longer beneficially owning any Warrant Shares, (ii) the Company entering into a definitive agreement involving the direct or indirect acquisition of all or a majority of the Company’s equity securities or all or substantially all of the Company’s assets or (iii) a person or group, with the prior approval of the Company’s Board of Directors (the “Board”), commencing a tender offer for all or a majority of the Company's equity securities, neither the Investors nor any of their respective affiliates will (without the prior written consent of the Board), among other things, (i) acquire any loans, debt securities, equity securities, or assets of the Company or any of its subsidiaries, or rights or options with respect thereto, except that the Investor Group shall be permitted to (a) purchase the Warrant Shares pursuant to the exercise of the Warrants and (b) acquire beneficial ownership of up to 6.99% of the Common Stock, or (ii) make any proposal, public announcement, solicitation or offer with respect to, or otherwise solicit, seek or offer to effect, or instigate, encourage, or assist any third party with respect to: (a) any business combination, merger, tender offer, exchange offer, or similar transaction involving the Company or any of its subsidiaries; (b) any restructuring, recapitalization, liquidation, or similar transaction involving the Company or any of its subsidiaries; (c) any acquisition of any of the Company’s loans, debt securities, equity securities or assets, or rights or options with respect thereto; or (d) any proposal to seek representation on the Board or otherwise seek to control or influence the management, Board, or policies of the Company, in each case subject to certain exceptions.

The foregoing descriptions of the Credit Agreements, the Notes, the Warrants and the Standstill Agreement are qualified in their entirety by reference to the form of Credit Agreement, form of Note, form of Warrant and Standstill Agreement, which are filed hereto as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above under the caption “Credit Agreements” is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above under the caption “Warrants” is incorporated herein by reference.

The Warrants were issued in private placements pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act, and Regulation D promulgated under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
4.1	Form of Note (found at Exhibit A, herein)
4.2	Form of Warrant
10.1	Form of Credit Agreement
10.2	Standstill Agreement, dated September 10, 2019, by and between the Company, on the one hand, and Schottenfeld Opportunities Fund II, L.P., Phase Five Partners, LP and Koyote Trading, LLC, on the other hand

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: September 11, 2019	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Business Officer